UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 5, 2004

WESTERN GAS RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-10389	84-1127613
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1099 18th Street, Suite 1200, Denver, Colorado	80202
(Address of Principal Executive Offices)	(Zip Code)

(303) 452-5603

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)                        A list of exhibits filed herewith is contained on the Exhibit Index which immediately precedes such exhibits and is incorporated herein by reference.

Item 12.  Results of Operations and Financial Condition.

On August 5, 2004, Western Gas Resources, Inc. issued a press release announcing its second quarter 2004 results.  The press release is furnished as Exhibit 99.1 to this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN GAS RESOURCES, INC.
(Registrant)

Date: August 5, 2004	By:	/s/ William J. Krysiak
Name: William J. Krysiak
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued on August 5, 2004, announcing second quarter 2004 results for Western Gas Resources, Inc.